UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 6, 2020

Commission File Number	Exact Name of Registrants as Specified in their Charters, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number
1-14201	SEMPRA ENERGY (A California Corporation) 488 8th Avenue San Diego , California 92101 (619) 696-2000	33-0732627

1-01402	SOUTHERN CALIFORNIA GAS COMPANY (A California Corporation) 555 West Fifth Street Los Angeles , California 90013 (213) 244-1200	95-1240705

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Sempra Energy: Sempra Energy Common Stock, without par value	SRE	NYSE
Sempra Energy 6% Mandatory Convertible Preferred Stock, Series A, $100 liquidation preference	SRE.PRA	NYSE
Sempra Energy 6.75% Mandatory Convertible Preferred Stock, Series B, $100 liquidation preference	SRE.PRB	NYSE

Southern California Gas Company:
None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
240.12b-2).

Emerging growth company
Sempra Energy	☐
Southern California Gas Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Sempra Energy	☐
Southern California Gas Company	☐

Item 8.01 Other Events.
On January 9, 2020, Southern California Gas Company (the “Company”), an indirect subsidiary of Sempra Energy, closed the public offering and sale of $650,000,000 aggregate principal amount of its 2.550% First Mortgage Bonds, Series XX, due 2030 (the “Bonds”) with proceeds to the Company (after deducting the underwriting discount but before other expenses estimated at approximately $900,000) of 99.120% of the aggregate principal amount of the Bonds. The sale of the Bonds was registered under the Company’s Registration Statement on Form
 S-3
 (File No.
 333-222651)
and the additional Registration Statement on Form
S-3
filed with the Securities and Exchange Commission pursuant to Rule 462(b) under the Securities Act of 1933, as amended (File No.
 333-235814).
The Bonds were issued pursuant to a Supplemental Indenture, dated as of January 9, 2020, which is attached hereto as Exhibit 4.1. The Bonds will mature on February 1, 2030. The Bonds will bear interest at the rate of 2.550% per annum. Interest on the Bonds will accrue from January 9, 2020 and is payable semiannually in arrears on February 1 and August 1 of each year, beginning on August 1, 2020. The Bonds will be redeemable prior to maturity, at the Company’s option, at the redemption prices described in the form of Bond, which form is included in Exhibit 4.1 hereto.
Further information regarding the sale of the Bonds is contained in the underwriting agreement, dated January 6, 2020, which is attached hereto as Exhibit 1.1.
Item 9.01 Financial Statements and Exhibits.
(d)
Exhibits

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated January 6, 2020, among Southern California Gas Company and the several underwriters named therein.

4.1	Supplemental Indenture, dated as of January 9, 2020.

4.2	Form of Series XX Bond (Included in Exhibit 4.1 hereto).

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SEMPRA ENERGY

Date: January 9, 2020	By:	/s/ Peter R. Wall
Peter R. Wall Vice President, Controller and Chief Accounting Officer

SOUTHERN CALIFORNIA GAS COMPANY

Date: January 9, 2020	By:	/s/ Mia L. DeMontigny
Mia L. DeMontigny Vice President, Controller, Chief Financial Officer, Chief Accounting Officer and Treasurer